Pre-Approved Defined Contribution Plan – 06/30/2020 PS Plan 83679-1753319252AA © 2020 FMR LLC All rights reserved. 1 1.20 FORM OF DISTRIBUTIONS Subject to Section 13.01, 13.02 and Article 14 of the Basic Plan Document, distributions under the Plan shall be paid as provided below. (a) Lump Sum Payments - Lump sum payments are always available under the Plan and are the normal form of payment under the Plan except as modified in Subsection 1.20(d)(2) below. (b)  Installment Payments - Participants may elect distribution under a systematic withdrawal plan. (c)  Partial Withdrawals - A Participant whose employment has terminated and whose Account is distributable in accordance with the provisions of Article 12 of the Basic Plan Document may elect to withdraw any portion of his distributable vested interest in his Account in a lump sum or any other form of distribution provided in this Section, at any time. (d)  Annuities (Check if the Plan is retaining any annuity form(s) of payment.) (1)  An annuity form of payment is available under the Plan because the Plan either converted from or received a transfer of assets from a plan that was subject to the minimum funding requirements of Code Section 412 and therefore an annuity form of payment is a protected benefit under the Plan in accordance with Code Section 411(d)(6). (2) The normal form of payment under the Plan is (check (A) or (B)): (A)  Lump sum is the normal form of payment for: (i)  All Participants (ii)  All Participants except those Participants or Participant’s sub-accounts identified on the Forms of Payment Addendum. (B)  Life annuity is the normal form of payment for all Participants. (3)  The Plan offers at least one other form of annuity as specified in the Forms of Payment Addendum. Note: A life annuity option will continue to be an available form of payment for any Participant who elected such life annuity payment before the effective date of its elimination. (e) Cash Outs and Implementation of Required Rollover Rule (1)  If the vested Account balance payable to an individual is less than or equal to the cash out limit utilized for such individual, such Account will be distributed in accordance with the provisions of Section 13.02 or 18.04 of the Basic Plan Document. The cash out limit is: (A)  $1,000. (B)  The dollar amount specified in Code Section 411(a)(11)(A) ($5,000 as of January 1, 2013). Any distribution greater than $1,000 that is made to a Participant without the Participant's consent before the Participant's Normal Retirement Age (or age 62, if later) will be rolled over to an individual retirement plan designated by the Plan Administrator. (f)  See the additional distribution forms described in the Forms of Payment Addendum. Docusign Envelope ID: B5867ED4-11C3-41D3-91A1-D340385C072A

Pre-Approved Defined Contribution Plan – 06/30/2020 PS Plan 83679-1753319252AA © 2020 FMR LLC All rights reserved. 2 AMENDMENT EXECUTION PAGE Plan Name: RYAM 401(k) Plan for Salaried Employees (the "Plan") Employer: Rayonier Advanced Materials Inc. [Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.] The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below: Section Amended Effective Date 1.20 Form of Distributions 08/25/2025 Forms of Payment Addendum 08/25/2025 Plan Superseding Provisions Addendum 08/25/2025 IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date given below. Employer: Rayonier Advanced Materials Inc. Employer: Rayonier Advanced Materials Inc. By: By: Title: Title: Date: Date: Note: Only one authorized signature is required to execute this Adoption Agreement unless the Employer's corporate policy mandates two authorized signatures. Note: This page may be duplicated, if needed, to allow separate execution when the Employer indicated in Section 1.02(a) is changing. Docusign Envelope ID: B5867ED4-11C3-41D3-91A1-D340385C072A CAO and SVP, HR 8/20/2025

Pre-Approved Defined Contribution Plan – 06/30/2020 PS Plan 83679-1753319252AA © 2020 FMR LLC All rights reserved. 3 FORMS OF PAYMENT ADDENDUM for Plan Name: RYAM 401(k) Plan for Salaried Employees (a) A married Participant who elects an annuity form of payment shall receive a qualified joint and 100% (at least 50% but not more than 100%) survivor annuity. An unmarried Participant who elects a life annuity shall receive a single life annuity. The qualified preretirement survivor annuity provided to the Spouse of a married Participant who elects an annuity form of payment is purchased with 100% (at least 50%) of the Participant's Account. (b) The following optional forms of annuity will continue to be offered under the Plan: Joint And 50% Survivor Annuity. Joint And 66 2/3% Survivor Annuity. Joint And 75% Survivor Annuity. Period Certain Annuity: 5, 10, and 15 Years. Note: If the Plan offers a life annuity, the Plan must provide a qualified joint and survivor annuity and a qualified optional survivor annuity as described in Section 14.01 of the Basic Plan Document. (c) In-Kind Distribution of Employer Securities. To the extent that a Participant's Account is invested in employer securities, as described in Subsection 8.02(b) of the Basic Plan Document, a Participant may elect to receive distribution of his Account under the lump sum payment method in shares of employer securities instead of in cash. (d) Forms of Payment Available Only to Specified Class. The following forms of payment apply only to the following class(es) of Participants (the normal form of payment shall be listed for each such class where it differs from the form as selected in 1.20(d)): Joint And 50% Survivor Annuity only applies to the following class: GID-Eligible Participants, which means an individual who is eligible to purchase an annuity as a distribution option under the Plan and has access to the full GID services (as detailed in the Service Agreement). Joint And 66 2/3% Survivor Annuity only applies to the following class: GID-Eligible Participants, which means an individual who is eligible to purchase an annuity as a distribution option under the Plan and has access to the full GID services (as detailed in the Service Agreement). Joint And 75% Survivor Annuity only applies to the following class: GID-Eligible Participants, which means an individual who is eligible to purchase an annuity as a distribution option under the Plan and has access to the full GID services (as detailed in the Service Agreement). Qualified Joint And 100% Survivor Annuity (and corresponding Qualified Preretirement 100% Survivor Annuity) only applies to the following class: GID-Eligible Participants, which means an individual who is eligible to purchase an annuity as a distribution option under the Plan and has access to the full GID services (as detailed in the Service Agreement). Docusign Envelope ID: B5867ED4-11C3-41D3-91A1-D340385C072A

Pre-Approved Defined Contribution Plan – 06/30/2020 PS Plan 83679-1753319252AA © 2020 FMR LLC All rights reserved. 4 Period Certain Annuity only applies to the following class: GID-Eligible Participants, which means an individual who is eligible to purchase an annuity as a distribution option under the Plan and has access to the full GID services (as detailed in the Service Agreement). Note: If the availability of a form of payment is restricted in accordance with the provisions of this Subsection, the form of payment may need to be tested to show that it meets the requirements of Code Section 401(a)(4), nondiscrimination in benefits, rights and features, if (1) the class(es) of Participants identified above is not an acquired group of employees and (2) the form of payment is available with respect to the Participant's full Account, including new contributions. Docusign Envelope ID: B5867ED4-11C3-41D3-91A1-D340385C072A

Pre-Approved Defined Contribution Plan – 06/30/2020 PS Plan 83679-1753319252AA © 2020 FMR LLC All rights reserved. 5 PLAN SUPERSEDING PROVISIONS ADDENDUM for Plan Name: RYAM 401(k) Plan for Salaried Employees (a) Superseding Provision(s) – The following provisions supersede other provisions of this Adoption Agreement and/or the Basic Plan Document in the manner described: Notwithstanding anything to the contrary in Section 10.02, Employee Contributions (After-tax) contributed prior to 10/1/2016 may be withdrawn at any time; however, a Participant may elect to receive an In-Service Distribution of Employee Contributions (After-tax) contributed on or after 10/1/2016 upon attainment of age 59 ½. The administrative limitation in Section 1.20(d), which requires that to elect an annuity form of payment under the Pre-Approved Plan, the Plan must previously have offered an annuity form that is being retained, is eliminated. The Plan shall be administered without regard to the provisions of Section 14.02 of the Basic Plan Document that otherwise limit application of the annuity provisions to plans that previously provided an annuity form of payment. The Plan is offering annuities as a new payment form in accordance with the selections in Section 1.20(d) and, if applicable, the Forms of Payment Addendum. For avoidance of doubt, the requirement that the annuity contract must provide for “non-increasing payments” in Section 14.03(d) shall be satisfied if the increase in annuity payments is permitted under Section 1.401(a)(9)-6(o) of the Treasury Regulations. Notwithstanding anything herein to the contrary, an amount distributed from a Participant’s Account and transferred to an insurer to purchase an annuity on behalf of such Participant may be returned directly to the Trust by such insurer in the event that such annuity purchase is revoked or canceled as permitted or required under the terms of the Plan and deposited into the Participant’s Account. Note: Unless the above-described provisions are of the type found in Section 8.03 of Revenue Procedure 2017-41 as not causing a plan to fail to be identical (i.e., changes to the administrative provisions of the Plan, such as provisions relating to investments or plan claims procedures), the Employer will not be permitted to rely on the Pre-Approved Plan Provider’s opinion letter for qualification of its Plan. In addition, such superseding provisions may in certain circumstances affect the Plan's status as a pre-approved plan eligible for the 6-year remedial amendment cycle. Superseding provisions which alter only provisions governed by Title I of ERISA and solely administered by the Department of Labor will not impact the ability of the Employer to rely upon the Pre-Approved Plan Provider’s opinion letter. Docusign Envelope ID: B5867ED4-11C3-41D3-91A1-D340385C072A